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                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 21, 1997


                                Rock-Tenn Company
                             ----------------------
             (Exact name of registrant as specified in its charter)



        Georgia                  0-23340                        62-0342590
        -------                  -------                        ----------
(State of incorporation)   (Commission File Number)          (IRS Employer
                                                           Identification No.)


            504 Thrasher Street                              30071
             Norcross, Georgia                             ----------
             -----------------                             (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (770) 448-2193


                -------------------------------------------------
          (Former name or former address, if changed since last report)







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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On January 21, 1997, Rock-Tenn Company (the "Company"), a Georgia corporation, acquired all of the outstanding capital stock of the parent of Wabash Corporation ("Wabash"), a Delaware corporation (the "Acquisition"). Waldorf Corporation ("Waldorf"), a Delaware corporation, is a wholly owned operating subsidiary of Wabash. The Acquisition was consummated pursuant to a Stock Purchase Agreement dated January 21, 1997 by and among the Company and the shareholders of Wabash. The Acquisition was accounted for under the purchase method of accounting. The Acquisition did not include Waldorf's Canadian subsidiary, which was disposed of by Wabash prior to consummation of the Acquisition.

      The aggregate purchase price paid by the Company for all of the outstanding capital stock of Wabash was approximately $239.0 million. In addition, in connection with the Acquisition, the Company (i) made certain payments on the closing date aggregating $32.6 million relating to the settlement of a contingent interest agreement with a former creditor and the termination of Waldorf's Stock Appreciation Rights Plan and (ii) became indirectly liable for an aggregate of $142.3 million of net long-term debt of Waldorf outstanding on such date. The Acquisition was financed with available cash and borrowings aggregating $240.0 million under a new $400 million revolving credit facility with SunTrust Bank, Atlanta. The aggregate purchase price paid in the Acquisition was determined through arm's length negotiations among representatives of the Company and the shareholders of Wabash.

      Neither the Company nor any of its affiliates had, nor to the knowledge of the Company, did any director or executive officer of the Company or any associate of any such director or executive officer have, any material relationship with Waldorf, Wabash or any shareholder of Wabash prior to the Acquisition.

      Waldorf, which is based in Saint Paul, Minnesota, is a leading manufacturer of folding cartons and recycled clay-coated paperboard, as well as a manufacturer of recycled corrugating medium. Waldorf operates six folding carton plants, two paperboard mills, one corrugating medium mill and four paper recovery facilities. The Company currently intends to use such facilities for the same purposes for which such facilities were used prior to consummation of the Acquisition.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)    Financial Statements of Business Acquired.

                The following audited financial statements and notes thereto of Waldorf Corporation, together with a manually signed independent auditors' report thereon, are included in Exhibit 99.2:

                      (i)   Independent Auditors' Report;
                      (ii)  Balance Sheets as of June 30, 1996 and 1995;
                      (iii) Statements of Income for the years ended June 30,
                            1996, 1995 and 1994;
                      (iv) Statements of Stockholders'Equity (Deficit) for the years ended June 30, 1996, 1995 and 1994;
                      (v) Statements of Cash Flows for the years ended June 30, 1996, 1995 and 1994;and
                      (vi)  Notes to Financial Statements.

                The following unaudited financial statements and notes thereto of Waldorf Corporation are also included in Exhibit 99.2:

                      (i)   Balance Sheet as of September 30, 1996;
                      (ii) Statements of Income for the three months ended September 30, 1996 and 1995;
                      (iii) Statement of Stockholders' Equity (Deficit) for the
                            three months ended September 30, 1996;
                      (iv) Statements of Cash flows for the three months ended September 30, 1996 and 1995; and
                      (v)   Notes to Financial Statements.

         (b)    Pro Forma Financial Information.

                The unaudited Pro Forma Combined Consolidated Financial Statements of Rock-Tenn Company for the year ended September 30, 1996 and as of and for the three months ended December 31, 1996, and the notes thereto, are included in Exhibit 99.3.

         (c)    Exhibits.

                2.1 Stock Purchase Agreement by and among Rock-Tenn Company and the Shareholders of Wabash Corporation dated January 21, 1997. The Exhibits and Schedules which are referenced in the table of contents and elsewhere in the Stock Purchase Agreement are hereby incorporated by reference. Such Exhibits and Schedules have been omitted for purposes of this filing, but will be furnished to the Commission supplementally upon request.

                4.1 Credit Agreement dated as of January 21, 1997 among Rock-Tenn Company, the Lenders named therein and SunTrust Bank, Atlanta, as Agent.

                23.1    Consent of Price Waterhouse LLP.

                99.1* Text of Press Release of Rock-Tenn Company, dated December 20, 1996.

                99.2 Financial Statements of Waldorf Corporation, as described in Item 7(a) of this Form 8-K.

                99.3 Unaudited Pro Forma Combined Consolidated Financial Statements of Rock-Tenn Company, as described in Item 7(b) of this Form 8-K.

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--------------------
* Incorporated by reference to the Current Report on Form 8-K of Rock-Tenn Company dated December 20, 1996.



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 4, 1997               ROCK-TENN COMPANY



                                          By: /s/ David C. Nicholson
                                              ---------------------------------
                                              David C. Nicholson
                                              Senior Vice President, Chief
                                              Financial Officer, Secretary






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                                  EXHIBIT INDEX

 Exhibit                                                          Sequentially
   No.                               Exhibit                      Numbered Page
--------                             -------                      -------------

  2.1             Stock Purchase Agreement by and
                  among Rock-Tenn Company and
                  the Shareholders of Wabash
                  Corporation dated January 21, 1997

  4.1             Credit Agreement dated as of
                  January 21, 1997 among Rock-Tenn
                  Company, the Lenders named
                  therein and SunTrust Bank, Atlanta,
                  as Agent

  23.1            Consent of Price Waterhouse LLP

  99.1            Text of Press Release of Rock-Tenn
                  Company, dated December 20,
                  1996 (Incorporated by reference to
                  the Company's Current Report on
                  Form 8-K dated December 20,
                  1996)

  99.2            Financial Statements of Waldorf
                  Corporation

  99.3            Unaudited Pro Forma Combined
                  Consolidated Financial Statements
                  of Rock-Tenn Company



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